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                                                                    EXHIBIT 99.1

                           PRICELINE.COM INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)

                                                                                  JUNE 30,     DECEMBER 31,
ASSETS                                                                             2003            2002
                                                                               ------------    ------------
Current assets:
   Cash and cash equivalents                                                   $     69,292    $     67,182
   Restricted cash                                                                   16,869          18,248
   Short-term investments                                                            62,992          64,154
   Accounts receivable, net of allowance for doubtful accounts of $1,256 and
     $1,262 at June 30, 2003 and December 31, 2002                                   23,565          13,636
   Prepaid expenses and other current assets                                          8,158           6,348
                                                                               ------------    ------------

     Total current assets                                                           180,876         169,568

Property and equipment, net                                                          16,106          21,413
Goodwill                                                                             10,517          10,517
Other assets                                                                         21,507           9,664
                                                                               ------------    ------------

   Total assets                                                                $    229,006    $    211,162
                                                                               ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                            $     46,863    $     35,375
   Accrued expenses                                                                  23,296          27,889
   Other current liabilities                                                          2,134           2,063
                                                                               ------------    ------------
     Total current liabilities                                                       72,293          65,327
   Long-term accrued expenses                                                           276             715
                                                                               ------------    ------------
     Total liabilities                                                               72,569          66,042
                                                                               ------------    ------------

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                                      13,470          13,470

Stockholders' equity
   Common stock                                                                         303           1,884
   Treasury stock                                                                  (338,410)       (338,410)
   Additional paid-in capital                                                     2,048,785       2,033,944
   Deferred compensation                                                             (1,619)              -
   Accumulated deficit                                                           (1,566,208)     (1,565,869)
   Accumulated other comprehensive income:
     Cumulative currency translation adjustment                                         116             101
                                                                               ------------    ------------
     Total stockholders' equity                                                     142,967         131,650
                                                                               ------------    ------------

   Total liabilities and stockholders' equity                                  $    229,006    $    211,162
                                                                               ============    ============

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                           PRICELINE.COM INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                                        THREE MONTHS ENDED          SIX MONTHS ENDED
                                                      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                        2003          2002         2003          2002
                                                    ------------  ------------  -----------  ------------
Merchant revenues                                   $    236,943  $    302,670  $   435,551  $    562,337
Agency revenues                                            1,476           211        2,481           429
Other revenues                                             1,147         1,575        2,021         3,575
                                                    ------------  ------------  -----------  ------------
     Total revenues                                      239,566       304,456      440,053       566,341
Cost of merchant revenues                                199,072       255,972      366,572       475,483
Cost of agency revenues                                        -             -            -             -
Cost of other revenues                                         -           336            -           717
                                                    ------------  ------------  -----------  ------------
     Total costs of revenues                             199,072       256,308      366,572       476,200
                                                    ------------  ------------  -----------  ------------
Gross profit                                              40,494        48,148       73,481        90,141
                                                    ------------  ------------  -----------  ------------
Operating expenses:
     Advertising                                          10,774        12,777       21,872        23,004
     Sales and marketing                                   9,000        11,813       17,064        22,377
     General and administrative, including option
payroll taxes of $102 and $16 for the three months
ended June 30, 2003 and 2002, respectively, and
$102 and $120 for the six months ended June 30,
2003 and 2002, respectively                                6,106         7,559       12,674        14,046
     Stock based compensation                                 70           250           70           500
     Systems and business development                      5,578         6,275       10,508        12,603
     Depreciation and amortization                         2,787         4,490        6,699         8,948
     Special charge (reversal)                                 -          (200)           -          (200)
     Restructuring charge (reversal)                           -             -            -          (824)
     Severance charge (reversal)                               -           (55)           -           (55)
     Warrant costs                                             -             -        6,638             -
                                                    ------------  ------------  -----------  ------------
     Total operating expenses                             34,315        42,909       75,525        80,399
                                                    ------------  ------------  -----------  ------------
Operating income (loss)                                    6,179         5,239       (2,044)        9,742
Other income:
     Interest income                                         405           788          897         1,570
     Equity in income of investees, net                    1,105           245        1,105           737
     Other                                                     -            37            -             1
                                                    ------------  ------------  -----------  ------------
     Total other income                                    1,510         1,070        2,002         2,308
                                                    ------------  ------------  -----------  ------------
 Net income (loss)                                         7,689         6,309          (42)       12,050
 Preferred stock dividend                                      -             -         (297)       (1,854)
                                                    ------------  ------------  -----------  ------------
Net income (loss) applicable to common
stockholders                                        $      7,689  $      6,309  $      (339) $     10,196
                                                    ============  ============  ===========  ============
Net income (loss) applicable to common
stockholders per basic common share                 $       0.20  $       0.16  $     (0.01) $       0.27
                                                    ============  ============  ===========  ============
Weighted average number of basic common shares
outstanding (1)                                           37,635        38,280       37,556        38,099
                                                    ============  ============  ===========  ============
Net income (loss) applicable to common
stockholders per diluted common share               $       0.20  $       0.16  $     (0.01) $       0.26
                                                    ============  ============  ===========  ============
Weighted average number of diluted common shares
outstanding (1)                                           39,284        39,917       37,556        39,924
                                                    ============  ============  ===========  ============

(1) Reflects one-for-six reverse stock split.